Fees Summary	Sep. 11, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	4,354,678.83
Total Transaction Valuation	29,503,244,122.66
Total Offset Amount	0
Net Fee	$ 4,354,678.83